                              SCHEDULE 14A
                             (RULE 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

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/ /   Definitive proxy statement.               only (as permitted by Rule 14a-6(e)(2).
/ /   Definitive additional materials.
/ /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                    GENERAL AMERICAN CAPITAL COMPANY
----------------------------------------------------------------------------
            (Name of Registrant as Specified in its Charter)

                                  N/A
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



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                   [FORM OF INSURANCE COMPANY LETTER]

                GENERAL AMERICAN LIFE INSURANCE COMPANY
                           700 MARKET STREET
                       ST. LOUIS, MISSOURI  63101

RICHARD A. LIDDY
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                              August 9, 2000

Dear Policy/Contract Holder:

This letter is to advise you of certain circumstances that will affect shareholders of General American Capital Company ("Capital Company") and will require a shareholder vote to determine how Capital Company will respond to these circumstances. The first circumstance, which affects only certain of the eight funds that compose Capital Company (the "Funds"), is General American Life Insurance Company's ("General American") business plan to consolidate operations, which includes closing certain offices of Capital Company's investment adviser.
General American's business plan results in Capital Company needing to amend the current investment advisory agreement, and to hire investment subadvisers for the affected Funds. The second circumstance, which affects shareholders in each Fund, is that effective at the end of this year, I will be retiring from my positions as President and as a member of the board of directors for Capital Company. Therefore, Capital Company's shareholders will need to elect another member to the board of directors.

Because you invested money through your variable life insurance policy or variable annuity contract in one or more of the eight Funds of Capital Company, you are entitled to instruct us how to vote the shares of each Fund attributable to your policy or contract at a special meeting of shareholders, and any adjournment (the "Meeting"), to be held on September 19, 2000. We have enclosed the following to assist you in giving us your instructions:

                    (1)  Notice of Special Meeting;
                    (2)  Proxy Statement;
                    (3)  Voting Instruction Form; and
                    (4)  Postage-paid return envelope.

The Meeting is being held for the following purposes:

For policy/contract owners with interests in one or more Fund(s):

     1.   To elect one member of the board of directors of Capital Company;

Richard A. Liddy
August 9, 2000
Page 2


For policy/contract owners with interests in the Managed Equity Fund, Asset Allocation Fund, or Mid-Cap Equity Fund:

     2. To approve or disapprove an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company, and State Street Research & Management Company, with an advisory fee increase to be effective as of January 6, 2002;

For policy/contract owners with interests in the Small-Cap Equity Fund:

     3. To approve or disapprove a change in the investment objective of the Small-Cap Equity Fund whereby the Fund will become an actively managed fund, and an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company, and State Street Research & Management Company, with an advisory fee increase that becomes effective immediately; and

For policy/contract owners with interests in any Fund:

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please read the enclosed Notice of Special Meeting and the Proxy
Statement for details about the Meeting.

In order to be given effect at the Meeting, we must receive a properly executed Voting Instruction Form no later than September 15, 2000.

We will vote shares of each Fund underlying your policy or contract in accordance with voting instructions we have received on a timely basis. We have undertaken to vote the shares of each Fund for which no timely instructions are received, and the shares of each Fund that we may own on behalf of group pension customers, in the same proportion as dictated by the timely voting instructions that we have received. Voting Instruction Forms that are properly executed and returned but that provide no voting instructions, will be voted "FOR" each proposal.

Please complete, sign, and date the enclosed Voting Instruction Form and promptly return it in the enclosed postage-paid envelope. Your instructions and participation are very important, and we appreciate your return of the form as soon as possible. Thank you for your cooperation.

                             Very truly yours,


                             Richard A. Liddy
                             Chairman and Chief Executive Officer
                             General American Life Insurance Company

                             August 9, 2000

                    GENERAL AMERICAN CAPITAL COMPANY

                           Money Market Fund
                            Bond Index Fund
                         Asset Allocation Fund
                          Managed Equity Fund
                           S&P 500 Index Fund
                          Mid-Cap Equity Fund
                         Small-Cap Equity Fund
                        International Index Fund

                            700 Market Street
                       St. Louis, Missouri  63101
                             (877) 882-5714


                       NOTICE OF SPECIAL MEETING

NOTICE IS HEREBY GIVEN THAT the Board of Directors of General American Capital Company ("Capital Company"), a Maryland corporation comprising eight funds (the "Funds"), will hold a special meeting of Capital Company's shareholders, including any adjournment thereof (the "Meeting"), at the home office of GenAmerica Financial Corporation, located at 700 Market Street, St. Louis, Missouri, on Tuesday, September 19, 2000 at 10:00 a.m. Central Time, for the following purposes:

For policy/contract owners with interests in any Fund:

     1.   To elect one member of the board of directors of Capital
          Company;



For policy/contract owners with interests in the Managed Equity Fund, Asset Allocation Fund, or Mid-Cap Equity Fund:

     2. To approve or disapprove an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company, and State Street Research & Management Company, with an advisory fee increase to become effective as of January 6, 2002;

For policy/contract owners with interests in the Small-Cap Equity Fund:

     3. To approve or disapprove a change in the investment objective of the Small-Cap Equity Fund whereby the Fund will become an actively managed fund that seeks to provide investors long-term growth of capital; and an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company, and State Street Research & Management Company, with an advisory fee increase to become effectively immediately; and

For all policy/contract owners with interests in any Fund:

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Capital Company's shareholders of record (which are the respective insurance companies that hold shares of the Funds) at the close of business on July 31, 2000, the record date for the Meeting, are entitled to notice of, and to provide instructions for voting at, the Meeting. Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting or any adjournments.

As an investor, through a variable life insurance policy or a variable annuity contract, in a separate account of General American Life Insurance Company, Cova Financial Services Life Insurance Company, Cova Financial Life Insurance Company, First Cova Life Insurance Company, and Security Equity Life Insurance Company (collectively, the "Insurance Companies"), holding shares of Capital Company as of the close of business on the record date for the Meeting, you are entitled to instruct the Insurance Companies how to vote the shares of Capital Company funding your policy or contract.

YOUR VOTING INSTRUCTIONS ARE VERY IMPORTANT, regardless of the number of Fund shares attributed to your policy or contract. Please complete, date, sign, and return the enclosed Voting Instruction Form today in the enclosed postage-paid envelope.

                             By Order of the Board of Directors



                             CHRISTOPHER A. MARTIN
                             Secretary

                   GENERAL AMERICAN CAPITAL COMPANY

                          Money Market Fund
                           Bond Index Fund
                        Asset Allocation Fund
                         Managed Equity Fund
                          S&P 500 Index Fund
                         Mid-Cap Equity Fund
                        Small-Cap Equity Fund
                       International Index Fund


                           PROXY STATEMENT

    SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 19, 2000

The board of directors (the "Board") of General American Capital Company ("Capital Company"), a Maryland corporation, is furnishing this proxy statement to solicit voting instructions from shareholders of each of the eight funds in Capital Company (the "Funds") for use at a special meeting of Capital Company's shareholders and any adjournments thereof (the "Special Meeting") to be held on Tuesday, September 19, 2000 at 10:00 a.m. Central Time at the home office of GenAmerica Financial Corporation, located at 700 Market Street, St. Louis, Missouri. The Board is requesting voting instructions as to how to vote on the following proposals being considered at the Meeting:

For policy/contract owners with interests in any Fund:

     1.   To elect one member of the board of directors of Capital
          Company;

For policy/contract owners with interests in the Managed Equity Fund, Asset Allocation Fund, or Mid-Cap Equity Fund:

     2. To approve or disapprove an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company, and State Street Research & Management Company, with an advisory fee increase to become effective as of January 6, 2002;

For policy/contract owners with interests in the Small-Cap Equity Fund:

     3. To approve or disapprove a change in the investment objective of the Small-Cap Equity Fund whereby the Fund will become an actively managed fund that seeks to provide investors long-term growth of capital; and an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company, and State Street Research & Management Company, with an advisory fee increase to become effective immediately;

For policy/contract owners with interests in any Fund:

     4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

As an investor, through a variable life insurance policy or a variable annuity contract, in a separate account of General American Life Insurance Company, Cova Financial Services Life Insurance Company, Cova Financial Life Insurance Company, First Cova Life Insurance Company, and Security Equity Life Insurance Company (collectively, the "Insurance Companies"), holding shares of Capital Company as of the close of business on July 31, 2000, the record date for the Meeting ("Record Date"), you are entitled to instruct the Insurance Companies how to vote the shares of Capital Company funding your policy or contract.

This proxy statement is being mailed to policy/contract owners on or about August 9, 2000, accompanied by a notice of the Meeting and a voting instruction form. If you properly execute and return the enclosed voting instruction form in time to be voted at the Meeting, the Insurance Companies will vote the shares of each Fund represented by your voting instruction form in accordance with the instructions received. The Insurance Companies have undertaken to vote the shares of each Fund for which no timely instructions are received, and the shares of each Fund that may be owned on behalf of group pension customers, in the same proportion as dictated by the timely voting instructions that we have received. Unless you mark instructions to the contrary on the voting instruction form, the Board will vote "FOR" the matters listed in the accompanying Notice of Special Meeting.

Any policy/contract owner who has given a voting instruction form has the right to revoke such instructions at any time prior to the date of the Meeting by submitting a letter of revocation or a later-dated instruction form that Capital Company receives at the above address no later than Friday, September 15, 2000.

Capital Company's Board has asked policy/contract owners to vote on three proposals at the Meeting as set forth below:


         DESCRIPTION OF PROPOSAL     VOTING PROCEDURE
         -----------------------     ----------------

     1.  Election of director        Shareholders of all Funds voting
                                     together as a single group.

     2.  Approval of investment      Shareholders of the Managed Equity
         advisory/subadvisory        Fund, Asset Allocation Fund, and Mid-Cap
         arrangement                 Equity Fund, each voting separately.

     3.  Approval of change in       Shareholders of the Small-Cap Equity
         investment objective        Fund.
         together with approval
         of investment advisory/
         subadvisory arrangement

In addition, the Board will transact such other business as may properly come before the Meeting or any adjournments thereof. The Board will solicit voting instructions primarily by mail, but may supplement this effort by telephone calls, telegrams, e-mails, personal interviews and other communications by officers, employees and agents of General American Life Insurance Company ("General American") or its affiliates. Capital Company will bear the cost of soliciting proxies, which is
estimated to be approximately $        .
                               --------


                            PROPOSAL NO. 1

                         ELECTION OF DIRECTOR

Capital Company's bylaws provide that its directors are divided into three classes (Class I, Class II, and Class III) with the term of office of one class expiring each year. Directors serve until their respective successors are elected and qualified. Thereafter, directors of each class will be elected for three-year terms at the applicable meeting of shareholders.

The Class I member of the Board, Richard A. Liddy, will be retiring from his responsibilities at Capital Company at the end of 2000. As an officer of General American, Mr. Liddy has been considered to be an "interested" director under the Investment Company Act of 1940. The Board has nominated Matthew P. McCauley (the "Nominee") as Mr. Liddy's replacement as a Class I Director to serve for a three-year term or until the Nominee resigns or his successor is elected and qualified.

Under Proposal No. 1, Capital Company's shareholders, voting as a single group, are being asked to elect the Nominee. The paragraphs below set forth pertinent information about the Nominee. The Nominee has indicated a willingness to serve if elected. If elected, the Nominee will hold office beginning on January 1, 2001 (or such earlier date of Mr. Liddy's retirement) until his successor is elected and qualified.

In evaluating the Nominee, the Board took into account the Nominee's background and experience, including his familiarity with issues relating to these types of funds and investments as well as his career in business, finance, marketing or other areas. The Board also considered the Nominee's past contributions and service as a director prior to last December as well as his potential future contributions to the Board's effectiveness.

INFORMATION REGARDING NOMINEE

The Nominee, Matthew P. McCauley (age 58), is currently a vice president of Capital Company and is affiliated with Conning and General American. Accordingly, if elected, he will be considered to be an "interested" director under the Investment Company Act of 1940. The table below provides his business experience during the past five years and public company directorships (if any), to the extent known by Capital Company. Mr. McCauley was a director of Capital Company since its inception in 1986. Mr. McCauley voluntarily stepped down as a director in December 1999 so Capital Company could comply with a requirement that 75% of its directors consist of "independent" directors. The 75% independent director requirement was triggered by the indirect acquisition of Capital Company's investment adviser by Metropolitan Life Insurance Company in January 2000.

                                   POSITION WITH        BUSINESS EXPERIENCE DURING THE
           NAME                   CAPITAL COMPANY              PAST FIVE YEARS
           ----                   ---------------              ---------------
   Matthew P. McCauley<F*>        Vice President        Associate General Counsel and
                                                        Vice President - GenAmerica
                                                        Management Co., St. Louis,
                                                        Missouri


The Board has no committees. Capital Company's Board held four meetings in the year ended December 31, 1999. All current directors attended 100% of these meetings.

INFORMATION REGARDING OTHER DIRECTORS AND EXECUTIVE OFFICERS

The table below provides the name, age, and business experience of the current Capital Company directors and executive officers.

                                   POSITION WITH              BUSINESS EXPERIENCE DURING THE
      NAME AND AGE                CAPITAL COMPANY                    PAST FIVE YEARS
      ------------                ---------------                    ---------------

Theodore M. Armstrong (61)    Director (since 1990).        Senior Vice President-Finance &
                              Term expires 2002.            Administration & CFO, Angelica
                                                            Corp., St. Louis, MO (uniform
                                                            manufacture & sale, and laundry).

Alan C. Henderson (54)        Director (since 1989).        President, CEO, & Director RehabCare
                              Term expires 2001.            Group, Inc., St. Louis MO, 6/98 to
                                                            present; EVP and CFO, 6/91 to 6/98
                                                            (disability rehabilitation
                                                            business).

Richard A. Liddy<F*> (64)     Director (since 1992) and     Chairman & CEO, General American
                              President (since 1992).       Life Insurance Co., St. Louis, MO,
                              Term as director expires      1/95 to present.
                              2000.

Harry E. Rich (60)            Director (since 1993).        Retired Executive Vice President &
                              Term expires 2002.            CFO, Brown Group, Inc., St. Louis,
                                                            MO.

E. Thomas Hughes, Jr. (58)    Treasurer (since 1994)        Corporate Actuary & Treasurer,
                                                            GenAmerica Management Co.,
                                                            St. Louis, MO.

Christopher A. Martin (37)    Secretary (since 1998)        Counsel, GenAmerica Management Co.,
                                                            St. Louis, MO, 8/96 to present.
                                                            Associate, Lewis, Rice & Fingersh,
                                                            St. Louis, MO, 8/94 to 8/96.

------------------------
<F*>  "Interested person" under the Investment Company Act of 1940.
Richard A. Liddy is affiliated with General American and Conning.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to each of the current directors and executive officers of Capital Company for the year ended December 31, 1999. Directors who are "interested persons" and executive officers of Capital Company receive no compensation from Capital Company for their services.


                                                AGGREGATE
                                            COMPENSATION FROM
           NAME OF PERSON, POSITION          CAPITAL COMPANY
           ------------------------          ---------------

           Theodore M. Armstrong                  $8,000
           Director

           Alan C. Henderson                      $8,000
           Director

           Richard A. Liddy                         0
           Director and President

           Matthew P. McCauley                      0
           Director

           Harry E. Rich                          $8,000
           Director

           E. Thomas Hughes, Jr.                    0
           Treasurer

           Christopher A. Martin                    0
           Secretary


VOTE REQUIRED

Shareholders of Capital Company must approve the election of the Nominee for director by the affirmative vote of a plurality of the shares of Capital Company voted at the Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEE UNDER PROPOSAL NO. 1.

                            PROPOSAL NO. 2

       APPROVAL OR DISAPPROVAL OF INVESTMENT ADVISORY/SUBADVISORY
                             ARRANGEMENT

Under Proposal No. 2, shareholders of each of the Managed Equity Fund, Asset Allocation Fund, or Mid-Cap Equity Fund (collectively, the "Subadvised Funds"), voting separately, are being asked to approve or disapprove an investment advisory/subadvisory arrangement among Capital Company, Conning Asset Management Company ("Conning"), and State Street Research & Management Company ("State Street Research"). In approving this arrangement, shareholders will be approving the following three components:

   (1) amending the advisory agreement between Conning and Capital Company (the "Advisory Agreement") to approve an advisory fee increase effective January 6, 2002;

   (2) approving a new investment subadvisory agreement among Capital Company, Conning, and State Street Research (the
        "Subadvisory Agreement") to provide day-to-day advisory services to the Subadvised Funds; and

   (3) authorizing Conning to assume responsibility for supervising State Street Research and paying State Street Research's subadvisory fees.

Conning currently provides investment advisory services to each of the Subadvised Funds under the terms of the Advisory Agreement. State Street Research provides investment advisory services to other investment companies, some of which have investment objectives that are similar to the Subadvised Funds' investment objectives. Metropolitan Life Insurance Company ("MetLife"), the ultimate parent company to both Conning and State Street Research, has determined to eliminate redundancies among its subsidiaries. As a result of this determination, certain of Conning's offices will be consolidated or eliminated, and, consequently, Conning will not have the personnel and resources to provide day-to-day investment advisory services to the Subadvised Funds.

The Board recognizes that Conning will need to hire other advisers to provide day-to-day advisory services to the Subadvised Funds. The Advisory Agreement permits Conning to employ, at its expense, one or more investment subadvisers. The Board proposes that Conning engage State Street Research to provide day-to-day investment advisory services to the Subadvised Funds. However, in order for Capital Company to secure the level of quality advisory services provided by State Street Research, it will be necessary to increase the advisory fee provided in the Advisory Agreement so that Conning can adequately supervise and compensate State Street Research. Therefore, the Board is seeking approval of the investment advisory/subadvisory arrangement to increase the advisory fee payable under the Advisory Agreement, to permit Conning to secure appropriate investment subadvisory services from State Street Research once certain Conning offices are consolidated or eliminated, and to authorize Conning to supervise State Street Research and pay State Street Research for its subadvisory services.

The Board, Conning and Capital Company do not anticipate that your approving the advisory/subadvisory arrangement will cause either any reduction in the quality of services now provided to the Subadvised Funds, or any adverse effect on Conning's ability to fulfill its obligations to the Subadvised Funds. Any agreement between Conning and an investment subadviser shall be subject to the terms for approval, renewal, termination, and amendment as provided in the Advisory Agreement with respect to Conning, and any investment subadviser shall at all times be subject to Conning or the Board's direction.

Accordingly, the Board is proposing for approval by each Subadvised Fund's shareholders, the entire package of the investment advisory/ subadvisory arrangement. A form of the proposed amended Advisory Agreement is attached as Appendix A, and a form of the proposed Subadvisory Agreement is attached as Appendix B to this Proxy Statement. The investment subadvisory services to be provided and responsibilities of State Street Research under the Subadvisory Agreement are identical in all material respects to Conning's current investment advisory services and responsibilities under the Advisory Agreement.

At a Board meeting held on July 26, 2000, the Board members, including the directors who were not parties to the Advisory Agreement or "interested persons" of any such party (the "Independent Directors"), approved unanimously the proposed investment advisory/subadvisory arrangement. Further, the Board and the Independent Directors approved unanimously the submission of the arrangement for approval by the shareholders of each Subadvised Fund. Only shareholders of a Subadvised Fund vote to approve the advisory/subadvisory arrangement for that Subadvised Fund.

If a Subadvised Fund's shareholders approve the proposed investment advisory/subadvisory arrangement, it will take effect on such date of shareholder approval or such later date as agreed to by the Board, Conning, and State Street Research. The Subadvisory Agreement will have an initial term of two years and, thereafter, will continue in effect from year to year, with respect to each Subadvised Fund, provided that each such continuance is approved annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the particular Subadvised Fund, and, in either case, (2) by the vote of a majority of the Independent Directors.

If a Subadvised Fund's shareholders should fail to approve the proposed advisory/subadvisory arrangement, the Board and Conning will have to arrange for the provision of investment advisory services to that Subadvised Fund until the Board, the Independent Directors, and the Subadvised Fund's shareholders approve an investment subadvisory agreement for that Subadvised Fund with another investment subadviser.

AMENDING THE ADVISORY AGREEMENT

If shareholders of a Subadvised Fund approve the proposed investment advisory/subadvisory arrangement, such shareholders will be approving an amendment to the Advisory Agreement to increase the advisory fees payable to Conning. Conning will use such increased advisory fees to supervise and pay State Street Research the investment subadvisory fees Conning is entitled to receive with respect to that Subadvised Fund. Although approving the investment advisory/subadvisory arrangement will result in higher advisory fees, NO INCREASED ADVISORY FEES FOR ANY SUBADVISED FUND WILL BECOME EFFECTIVE UNTIL JANUARY 6, 2002. The current advisory fees will remain in effect until that time, although Conning will be responsible for supervising and compensating State Street Research. Accordingly, Conning will bear out of its own resources, all the expenses incurred in supervising State Street Research's subadvisory services to the Subadvised Funds until January 5, 2002. Policy/contract owners will bear none of these costs.

The tables below lists the current advisory fees applicable to the Subadvised Funds, the new advisory fees under the proposed investment advisory/subadvisory arrangement, and the proposed subadvisory fees payable by Conning to State Street Research, each as a percentage of a Subadvised Fund's net assets:

FUND                       CURRENT ADVISORY FEE                            PROPOSED ADVISORY FEE (EFFECTIVE
                                                                           JANUARY 6, 2002)

Managed Equity Fund        0.40% up to $10 million                         0.50% up to $250 million
                           0.30% from $10 million to $30 million           0.45% from $250 million to $750 million
                           0.25% above $30 million                         0.35% above $750 million

Asset Allocation Fund      0.50%                                           0.55% up to $500 million
                                                                           0.45% from $500 million to $1 billion
                                                                           0.40% above $1 billion

Mid-Cap Equity Fund        0.55% up to $10 million                         0.55% up to $250 million
                           0.45% from $10 million to $20 million           0.50% from $250 million to $750 million
                           0.40% above $20 million                         0.45% above $750 million


-------------------------------------------------------------------------------------------------------------------
FUND                       PROPOSED SUBADVISORY FEE (EFFECTIVE             PROPOSED SUBADVISORY FEE (EFFECTIVE
                           UNTIL JANUARY 5, 2002)                          JANUARY 6, 2002)

-------------------------------------------------------------------------------------------------------------------
Managed Equity Fund        0.40% up to $10 million                         0.40% up to $250 million
                           0.30% from $10 million to $30 million           0.35% from $250 million to $750 million
                           0.25% above $30 million                         0.30% above $750 million

-------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund      0.50% up to $500 million                        0.50% up to $500 million
                           0.40% from $500 million to $1 billion           0.40% from $500 million to $1 billion
                           0.35% above $1 billion                          0.35% above $1 billion

-------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund        0.45% up to $20 million                         0.45% up to $250 million
                           0.40% from $20 million to $750 million          0.40% from $250 million to $750 million
                           0.35% above $750 million                        0.35% above $750 million
-------------------------------------------------------------------------------------------------------------------

The following table lists the dollar amount of the advisory fees paid by each of the Subadvised Funds to Conning during the year ended December 31, 1999, the amount Conning would have received if the advisory fees under the proposed investment advisory/subadvisory arrangement had been in effect during that period, and the difference in such amounts as a percentage of the current advisory fee amount. Please note that the higher advisory fees for the Managed Equity Fund, Asset Allocation Fund, and Mid-Cap Equity Fund would not become effective until January 2002.

----------------------------------------------------------------------------------------------------
        FUND                   CURRENT ADVISORY           PROPOSED ADVISORY FEE         PERCENTAGE
                              FEE FOR YEAR ENDED          IF IN EFFECT FOR YEAR         DIFFERENCE
                               12/31/99 (ACTUAL)              ENDED 12/31/99
----------------------------------------------------------------------------------------------------
Managed Equity Fund                $177,638                      $307,468                 73.1%
----------------------------------------------------------------------------------------------------
Asset Allocation Fund              $671,598                      $738,758                 10.0%
----------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund                 $45,950                       $46,460                  1.1%
----------------------------------------------------------------------------------------------------

PROVISIONS OF THE ADVISORY AND SUBADVISORY AGREEMENTS

The provisions of the proposed amended Advisory Agreement regarding the investment advisory services provided to the Subadvised Funds are the same in all material respects as those of the existing Advisory Agreement, except for the proposed fee arrangements. The Advisory Agreement requires Conning to act as the investment adviser to Capital Company for the respective Subadvised Funds and, subject to the supervision of the Board, to manage the investment and reinvestment of the assets of each Subadvised Fund, with full investment discretion and authority, in a manner consistent with the investment objectives, policies and restrictions of each Subadvised Fund. The Advisory Agreement also requires Conning:

     (a)  to perform investment research and evaluate financial data;
     (b) to consult with, make recommendations to, and report regularly to the Board; and,
     (c) to furnish requested information to appropriate regulatory authorities.

The Advisory Agreement provides that Conning is not subject to liability to Capital Company for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement may be terminated with respect to a Subadvised Fund without penalty upon sixty (60) days' written notice to Conning by the Board or by a majority vote of those persons having voting rights in respect of the Subadvised Fund, or upon sixty (60) days' written notice to the Board by Conning. The Advisory Agreement terminates automatically in the event of its "assignment" (within the meaning of the Investment Company Act of 1940).

The provisions of the proposed Subadvisory Agreement regarding the investment advisory services State Street Research will provide to the Subadvised Funds are identical to those of the current Advisory
Agreement, except that State Street Research may not appoint a subadviser, and State Street Research acts subject to the supervision of Conning and the Board.

Appendix C lists the directors and principal executive officers of Conning. Appendix D lists the aggregate amount of investment advisory fees paid by each Fund to Conning during the year ended December 31, 1999. Appendix E lists the aggregate amount compensation paid by each Fund to General American, an affiliate of Conning, for serving as the Funds' Administrator during the year ended December 31, 1999.

INFORMATION ABOUT STATE STREET RESEARCH

State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111, is the proposed investment subadviser for each of the Subadvised Funds. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. State Street Research is a subsidiary of SSRM Holdings, Inc., which is an indirect subsidiary of MetLife. As of June 30, 2000, State Street Research had more than $53 billion in assets under management, including more than $18 billion in mutual funds.

The table below lists the name, and principal occupation of State Street Research's directors and principal executive officers. Each person's business address is One Financial Center, Boston, Massachusetts 02111.

               NAME                                      TITLE
               ----                                      -----
      Christopher C. Abbott            Executive Vice President

      Jeffrey J. Hodgman               President

      Gerard P. Maus                   Director, Executive Vice President, Treasurer,
                                       Chief Financial Officer, Chief Administrative
                                       Officer

      Francis J. McNamara, III         Executive Vice President, General Counsel,
                                       Secretary

      James C. Pannell                 Executive Vice President, Head of Fixed Income

      Thomas A. Shively                Executive Vice President, Chief Investment
                                       Officer -- Fixed Income

      James M. Weiss                   Director, Executive Vice President, Chief
                                       Investment Officer - Equities

      Kevin N. Wilkins                 Executive Vice President

If shareholders of the Subadvised Funds approve the proposed Subadvisory Agreement, the following portfolio managers of State Street Research will be responsible for the day-to-day investment activities of the respective Subadvised Funds:

     MANAGED EQUITY FUND: Peter A. Zuger, CFA (B.A., College of William and Mary; M.S., Virginia Commonwealth University) will be responsible for day-to-day portfolio management for the Managed Equity Fund. Mr. Zuger is a senior vice president of State Street Research and has been an investment professional since 1976. He currently serves as a portfolio manager to the State Street Research Argo Fund, a series of State Street Research Equity Trust, which has an investment objective and policy similar to that of the Managed Equity Fund. Prior to joining State Street Research, Mr. Zuger served as a portfolio manager with American Century Investment Management.

     ASSET ALLOCATION FUND: John T. Wilson (B.A., Trinity College; M.B.A., Duke University) and John H. Kallis (B.A., Wheaton College) will be responsible for day-to-day portfolio management for the Asset Allocation Fund. Mr. Wilson focuses primarily on the growth portion of the Fund, while Mr. Kallis focuses on the income portion. Mr. Wilson is a senior vice president of State Street Research and currently serves as a portfolio manager of a number of mutual funds, including the equity portion of the State Street Research Diversified Portfolio of MetLife Series Fund, Inc. Prior to joining State Street Research in 1996, Mr. Wilson served as a vice president of Phoenix Investment Counsel. Mr. Kallis also is a senior vice president of State Street Research and currently serves as a portfolio manager of a number of mutual funds, including the income portion of the State Street Research Diversified Portfolio of MetLife Series Fund, Inc. Mr. Kallis joined State Street Research in 1987 and has worked as an investment professional since 1963.

     MID-CAP EQUITY FUND: Catherine Dudley (B.A., University of Connecticut) will be responsible for day-to-day portfolio management for the Mid-Cap Equity Fund. Ms. Dudley joined State Street Research in 1998 and is a senior vice president. Ms. Dudley currently serves as portfolio manager to the State Street Research Mid-Cap Growth Fund, a series of State Street Research Capital Trust, which has an investment objective and policy similar to that of the Mid-Cap Equity Fund. During the past five years, Ms. Dudley also has served as a senior portfolio manager at Chancellor Capital Management, and as a portfolio manager at Phoenix Investment Counsel.

From time to time, Conning or State Street Research may receive brokerage and research services from brokers that execute securities transactions for certain of the Subadvised Funds. The commission paid by a Subadvised Fund to a broker that provides such services to Conning or State Street Research may be greater than the commission would be if the Subadvised Fund used a broker that does not provide the same level of brokerage and research services. Additionally, Conning or State Street Research may use such services for clients other than the specific Subadvised Fund from which the related commissions are derived.

State Street Research also serves as investment adviser or investment subadviser to certain portfolios of other registered investment companies having an investment objective similar to that of certain Subadvised Funds. Appendix F to this Proxy Statement lists the size of such other portfolios and the rate of State Street Research's compensation.

EVALUATION BY THE BOARD OF DIRECTORS

In determining whether or not to approve the investment advisory/ subadvisory arrangement and recommend approval to shareholders, the Board of Directors, including the Independent Directors, considered various materials and representations provided by Conning and State Street Research at the July 26, 2000 Board meeting.

The Board considered the following information, among other things:

     * Conning's good management to date, but reduction in staff after the consolidation of Conning's offices;

     * the necessity to seek alternative day-to-day management of the "actively managed" funds (i.e., the Subadvised Funds);

     * the belief that State Street Research's financial strength, resources, and commitment to the advisory business could enhance the operation of the Subadvised Funds in many ways, including the ability to engage and retain high-caliber investment personnel, the ability to add investment research capabilities, and the ability to enhance the quality of services provided to shareholders;

     * the results achieved by State Street Research for portfolios it manages that have investment objectives and strategies similar to the Subadvised Funds;

     * State Street Research's personnel, operations, financial condition, investment management capabilities and methodologies, and performance; and

     * the nature and quality of the services to be rendered by State Street Research under the proposed Subadvisory
          Agreement;

     * that the subadvisory fees charged by State Street Research compare favorably to the fees charged to similar funds managed by State Street Research;

     *    the commonality of the provisions of the Subadvisory
          Agreement and Advisory Agreement;

     * the fairness of the compensation payable to Conning under the Advisory Agreement, and Conning's responsibility for State Street Research's compensation (including the fact that the proposed advisory fees for all three Funds are below the median advisory fee for similar funds as reported by Lipper Analytical Services of New York (Lipper Analytical New Applications Version 3.4, Release Date: March 6, 2000); and

     * that Capital Company would pay no additional advisory fees under the proposed arrangement until January 6, 2002.

Based upon its review, the Board determined that approving the investment advisory/subadvisory arrangement will best assure that the Subadvised Funds will receive uninterrupted high-quality investment advisory services. The Board also determined that the advisory/ subadvisory arrangement, including the amended Advisory Agreement and proposed Subadvisory Agreement, is in the best interests of each Subadvised Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board of Directors unanimously approved the investment advisory/subadvisory arrangement and voted to recommend its approval by each Subadvised Fund's shareholders.

VOTE REQUIRED

Shareholders of each Subadvised Fund must separately approve the investment advisory/subadvisory arrangement for that Subadvised Fund. Approval of Proposal No. 2 by a Subadvised Fund requires an affirmative vote of the lesser of: (1) 67% or more of the shares of the Subadvised Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Subadvised Fund are present or represented by proxy; or
(2) more than 50% of the outstanding shares of the Subadvised Fund.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT
DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

                            PROPOSAL NO. 3

 APPROVAL OR DISAPPROVAL OF A CHANGE IN INVESTMENT OBJECTIVE AND AN
        INVESTMENT ADVISORY/SUBADVISORY ARRANGEMENT FOR THE
                        SMALL-CAP EQUITY FUND

Under Proposal No. 3, shareholders of the Small-Cap Equity Fund are being asked to approve or disapprove a change in investment objective and an investment advisory/subadvisory arrangement on behalf of the Fund. In approving this Proposal, shareholders will be approving changes that would:

     * make the Fund an "actively managed" fund instead of a "passively managed" fund;

     * amend the Advisory Agreement to approve an increase in the advisory fee that would become effective immediately; and

     * approve a Subadvisory Agreement for State Street Research to provide day-to-day advisory services to the Small-Cap Equity Fund.

The Small-Cap Equity Fund currently is a passively managed fund whose investment objective is "to provide investors with long-term growth of capital that is consistent with the investment return of smaller capitalized companies." To pursue this investment objective, every five years the Fund determines the smallest 20% (in terms of capitalization) of the companies listed on the New York Stock Exchange, and, over the next five years, the Fund primarily rebalances itself to hold these stocks. Conning serves as investment adviser to the Fund, however the Fund is considered to be "passively managed" because this type of investment strategy does not require the investment adviser to make day-to-day decisions regarding which stocks to purchase or sell.

The Board believes that the Small-Cap Equity Fund's performance has not met with expectations possibly because the investment strategy results in missing some of the best investment opportunities available in this capitalization category. This may be due, in part, to the dynamic changes that occur among companies in the small-capitalization category during a five-year period. Therefore, the Board believes that current and future owners of interests in the Small-Cap Equity Fund will be better served if the Fund changed its investment objective to become an actively managed fund and entered into an appropriate investment subadvisory arrangement whereby a portfolio manager would make day-to-day decisions regarding stock purchases and sales.

The Board proposes that the Small-Cap Equity Fund change its investment objective to "providing investors long-term growth of capital." The Small-Cap Equity Fund would pursue its new investment objective by investing primarily in small company value stocks. Generally, most investments would be in stocks of companies no larger than the largest companies in the Russell 2000 Value Index or a similar index. In choosing among small company value stocks, the portfolio manager would take a value approach, searching for those companies that appear to be trading below their true worth.

The Board is proposing that in conjunction with the change in investment objective and strategy shareholders approve an amendment to the Advisory Agreement to increase the advisory fee

Conning receives on behalf of the Fund, and approve an investment subadvisory agreement whereby State Street Research will make day-to-day investment decisions on behalf of the Fund. The proposed investment subadvisory agreement for the Small-Cap Equity Fund would be identical to the Subadvisory Agreement discussed above under Proposal No. 2. If shareholders do not approve the change in investment objective, Conning will continue to serve as investment adviser to the passively managed Fund, the Advisory Agreement will not change as to the Fund, and the Subadvisory Agreement will not apply to the Small-Cap Equity Fund.

If shareholders approve the change in investment objective and, consequently, also approve the amended Advisory Agreement and proposed Subadvisory Agreement, Conning will continue to serve as investment adviser to the Small-Cap Equity Fund; however, State Street Research will serve as investment subadviser and will actively manage the Fund.

The Board believes that changing the Small-Cap Equity Fund's investment objective and approving the investment advisory/subadvisory arrangement will benefit current and future shareholders. At the July 26, 2000 Board meeting, the Board voted unanimously to approve both the proposed change in investment objective and the investment advisory/subadvisory arrangement, and recommended that shareholders of the Small-Cap Equity Fund vote on the proposal.

If shareholders approve the proposal, then under the amended Advisory Agreement, Conning will supervise State Street Research and will pay State Street Research the investment subadvisory fee it is entitled to receive with respect to the Small-Cap Equity Fund. The advisory fee for the Fund will increase as a result of changing from a passively managed fund to an actively managed fund. However, unlike the delayed increased advisory fees discussed in Proposal No. 3, this new fee would take effect once the Subadvisory Agreement becomes effective as to the Small-Cap Equity Fund.

The table below lists the current advisory fee applicable to the Small-Cap Equity Fund and the new advisory fee and subadvisory fee under the proposed investment advisory/subadvisory arrangement, each as a percentage of the Fund's net assets:


FUND           CURRENT     PROPOSED ADVISORY FEE                     PROPOSED SUBADVISORY FEE
               ADVISORY
               FEE
Small-Cap      0.25%       0.75% up to $250 million                  0.65% up to $250 million
Equity Fund                0.65% from $250 million to $750 million   0.60% from $250 million to $750 million
                           0.60% above $750 million                  0.55% above $750 million

The following table lists the dollar amount of the advisory fee paid by the Small-Cap Equity Fund to Conning during the year ended December 31, 1999 (when the Fund was passively managed), the amount Conning would have received if the Fund was actively managed and the advisory fee under the proposed Subadvisory Agreement been in effect during that period, and the difference in such amounts as a percentage of the current advisory fee amount.

------------------------------------------------------------------------------------------------
         FUND                  CURRENT ADVISORY         PROPOSED ADVISORY          PERCENTAGE
                              FEE FOR YEAR ENDED        FEE FOR YEAR ENDED         DIFFERENCE
                                   12/31/99                  12/31/99
------------------------------------------------------------------------------------------------
Small-Cap Equity Fund              $172,379                  $517,137                 200%
------------------------------------------------------------------------------------------------


If the Small-Cap Equity Fund's shareholders approve the proposed advisory/subadvisory arrangement for the Fund, Rudolph K. Kluiber, CFA (B.A., Harvard College; M.B.A., U.C.L.A.) will be responsible for day-to-day portfolio management for the Fund. Mr. Kluiber joined State Street Research in 1989 and currently is a senior vice president, and serves as portfolio manager to the State Street Research Aurora Fund, a series of State Street Research Capital Trust which has an investment objective and policy similar to that of Small-Cap Equity Fund, and to other mutual funds. Mr. Kluiber has worked as an investment professional since 1988.

The material factors the Board considered regarding the change in investment objective and the approval of the advisory/subadvisory arrangement (in addition to those factors described above under Proposal No. 2) included:

     1.   the prior performance of the Small-Cap Equity Fund;
     2. the desire to convert the Small-Cap Equity Fund into an actively managed fund;
     3. the nature and quality of services to be rendered by State Street Research;
     4. State Street Research's prior experience managing other registered investment companies that have investment objectives, policies, strategies and risks substantially similar to those of the Fund;
     5.   the subadvisory fee to be paid to State Street Research;
     6. the increased advisory fee would remain below the median advisory fee for similar funds according to Lipper Analytical Services (Lipper Analytical New Applications Version 3.4, Release Date: March 6, 2000); and
     7. the subadvisory fee is less than what State Street Research charges similar funds.


The Board was satisfied that State Street Research (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations, and (2) had the personnel, financial resources and standing in the financial community to enable it to manage the Fund adequately.

After careful consideration, the Board believes that changing the Small-Cap Equity Fund's investment objective and approving the advisory/ subadvisory arrangement is in the best interests of shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the change in investment objective and the advisory/subadvisory arrangement, and voted to recommend approval by the Small-Cap Equity Fund's shareholders.

VOTE REQUIRED

Only shareholders of the Small-Cap Equity Fund may approve the change in investment objective and the advisory/subadvisory arrangement for the Fund. Approval of Proposal No. 3 by requires an affirmative vote of the lesser of: (1) 67% or more of the shares of the Small-Cap Equity Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Small-Cap Equity Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Small-Cap Equity Fund.

THE BOARD OF DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT
DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.


                         GENERAL INFORMATION

VOTING INFORMATION

This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in Capital Company. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of each Fund held in a separate account with respect to that particular policy or contract.

A majority of the outstanding shares of Capital Company or each Fund on the Record Date, represented in person or by proxy, must be present at the Meeting to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but the Board does not receive sufficient votes to approve or disapprove any proposal, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such proposals. The following factors may be considered in determining whether to adjourn the Meeting:

     * the nature of the proposals that are the subject of the Meeting;
     *    the percentage of votes actually cast;
     *    the percentage of negative votes actually cast;
     * the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.

Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals prior to any such adjournment if sufficient votes have been received for approval.

For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote was:


         Money Market Fund                             shares
                                          ------------
         Bond Index Fund                               shares
                                          ------------
         Asset Allocation Fund                         shares
                                          ------------
         Managed Equity Fund                           shares
                                          ------------
         S&P 500 Index Fund                            shares
                                          ------------
         Mid-Cap Equity Fund                           shares
                                          ------------
         Small-Cap Equity Fund                         shares
                                          ------------
         International Index Fund                      shares
                                          ------------


General American Life Insurance Company and affiliated insurance companies, through certain of their separate accounts, own all of the shares of each Fund and has undertaken to vote its shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions, or subaccounts, that invest in each Fund. Each insurance company will vote the shares of a Fund for which no timely instructions are received, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Proxies that are properly executed and returned but that have no voting designation with respect to a proposal will be voted "FOR" the proposal.

Voting instructions may be revoked at any time prior to close of business on September 15, 2000 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering a later-dated signed proxy card to your insurance company.

To the knowledge of management of Capital Company, as of the Record Date, no director of Capital Company owned 1% or more of the outstanding shares of any Fund, and the officers and directors of Capital Company owned, as a group, less than 1% of the shares of each Fund.

Appendix G to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any Fund as of the Record Date.

OTHER MATTERS TO COME BEFORE THE MEETING

Capital Company's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy
Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SERVICE PROVIDERS

Capital Company has no underwriter or distributor. General American Life Insurance Company, located at 700 Market Street, St. Louis, MO 63101, is Capital Company's Administrator.

SHAREHOLDER PROPOSALS

Any shareholder wishing to recommend a proposal at the annual meeting to be held in 2000 (if any) and to have such proposal included in any proxy material distributed in 2000 should notify Capital Company in writing at 700 Market Street, St. Louis, Missouri 63101 at least two business days before September 15, 2000.

REPORTS TO SHAREHOLDERS

Capital Company will furnish, without charge, a copy of its Annual Report and Semi-Annual Report upon request. To request an Annual Report and a Semi-Annual Report, please call General American at (877) 882-5714.

THE BOARD REQUESTS THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN ORDER TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


August 9, 2000
700 Market Street
St. Louis, Missouri 63101

                              APPENDIX A
                              ----------

                 FORM OF INVESTMENT ADVISORY AGREEMENT
                             BY AND BETWEEN
                    GENERAL AMERICAN CAPITAL COMPANY
                  AND CONNING ASSET MANAGEMENT COMPANY


                     INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT made as of the       day of                ,
                                             -----         --------------
2000, by and between GENERAL AMERICAN CAPITAL COMPANY (the "Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY (the "Adviser"), a Missouri corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Company as follows:

                     ARTICLE I - Advisory Services
                                 -----------------

The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985. The Company hereby employs the Adviser to act as the investment adviser to and manager of the Company, and, subject to the supervision of the Board of Directors of the Company ("Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company ("Funds") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Company's investments, subject to the supervision of the Board.

A.   Duties of Adviser.  In carrying out its obligations to manage
     -----------------
the investment and reinvestment of the assets of the Company, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

     (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the Company's prospectus, as amended from time to time;

     (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;

     (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other Company property, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

     (d) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Funds; and

     (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that Funds that support variable insurance operations are being conducted in accordance with applicable laws and regulations.

B.   Employment of Sub-Adviser(s).  The Adviser shall have the
     ----------------------------
authority to employ, at its expense, one or more sub-advisers. Where applicable, reference herein to the Adviser shall include any sub-advisers employed by the Adviser. Any agreement between the Adviser and any sub-adviser shall be subject to the terms for approval, renewal, termination and amendment as provided herein with respect to the Adviser, and such sub-adviser shall at all times be subject to the direction of the Adviser and the Board, and any duly constituted committee thereof, or any officer of the Company acting pursuant to like authority.

C.   Limitations on Advisory Services.  The Adviser shall perform the
     --------------------------------
services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Fund of the Company as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and By-Laws, each as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the applicable requirements of the Internal Revenue Code of 1986, as amended.

The Company has furnished or will furnish the Adviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect, and the Company agrees during the continuance of the Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Company.

               ARTICLE II - Compensation of the Adviser
                            ---------------------------

A.   Investment Advisory Fee.  As compensation for its services to
     -----------------------
the Company, the Adviser shall receive monthly compensation based on an annual percentage of the average daily value of the net assets of the Funds of the Company as shown below:

      Money Market Fund          0.125 Percent
      -----------------

      Bond Index Fund            0.25 Percent
      ---------------

      S&P 500 Index Fund         0.10 Percent         up to $500 million
      ------------------         0.08 Percent         $500 million up to $750 million
                                 0.05 Percent         $750 million and up

      Asset Allocation Fund      0.50 Percent
      ---------------------

      Provided that effective January 6, 2002, the advisory fees shall be:
                                 0.55 Percent         up to $500 million
                                 0.45 Percent         $500 million up to $1 billion
                                 0.40 Percent         $1 billion and up

      Small-Cap Equity Fund      0.75 Percent         up to $250 million
      ---------------------      0.65 Percent         $250 million up to $750 million
                                 0.60 Percent         $750 million and up

      Managed Equity Fund        0.40 Percent         up to $10 million
      -------------------        0.30 Percent         $10 million up to $30 million
                                 0.25 Percent         $30 million and up

      Provided that effective January 6, 2002, the advisory fees shall be:
                                 0.50 Percent         up to $250 million
                                 0.45 Percent         $250 million up to $750 million
                                 0.35 Percent         $750 million and up

      International Index Fund   0.50 Percent         up to $10 million
      ------------------------   0.40 Percent         $10 million up to $20 million
                                 0.30 Percent         $20 million and up


                                A-3


      Mid-Cap Equity Fund        0.55 Percent         up to $10 million
      -------------------        0.45 Percent         $10 million up to $20 million
                                 0.40 Percent         $20 million and up

      Provided that effective January 6, 2002, the advisory fees shall be:
                                 0.55 Percent         up to $250 million
                                 0.50 Percent         $250 million up to $750 million
                                 0.45 Percent         $750 million and up

B.   Allocation of Expenses.  The Adviser shall be responsible for
     ----------------------
payment of all expenses it may incur in performing the services set forth in Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the operations of the Company.

The Board shall determine the manner in which expenses are allocated to the Funds of the Company, and the determination of the Board shall be final and binding.

            ARTICLE III - Fund Transactions and Brokerage
                          -------------------------------

The Adviser agrees to determine the securities to be purchased or sold by each Fund of the Company, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund of the Company and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

Subject to the above requirements, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

                ARTICLE IV - Activities of the Adviser
                             -------------------------

The services of the Adviser to the Company under this Agreement are not to be deemed exclusive, and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that the Company's directors, officers, employees and shareholders are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts.

Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Company.

Securities held by a Fund may also be held by separate investment accounts or other investment companies for which the Adviser may act as an adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund of the Company.

              ARTICLE V - Effectiveness of the Agreement
                          ------------------------------

          This Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement), and by the Company's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved specifically for such Fund by the Board and its shareholder(s), as required, and that implementation of any changes from prior Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

                  ARTICLE VI - Term of the Agreement
                               ----------------------


As to each Fund of the Company, this Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval.

As to each Fund of the Company, this Agreement:

     (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Adviser either by the Board or by a majority vote of those persons having voting rights in respect of the affected Fund(s) of the Company:

     (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Adviser;

     (3) may be terminated by the Adviser without payment of any penalty upon 60 days' written notice to the Secretary of the Board of the Company; and

     (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Fund or Funds affected; and
     (b) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                     ARTICLE VII - Recordkeeping
                                   -------------

          The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Company as are required to be maintained pursuant to said rules. The Adviser agrees that all such records shall be the property of the Company and shall be made available, within five (5) business days of the request, to the Company's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction. The Adviser will keep any information obtained in the course of performing under this Agreement in confidence and will not use such information for its own benefit nor disclose it except as authorized by the Company or as required by regulatory authorities having jurisdiction.

               ARTICLE VIII - Liability of the Adviser
                              ------------------------

          In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this
Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Adviser pursuant to this Agreement.

                      ARTICLE IX - Governing Law
                                   -------------

While this Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Investment Advisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of
(i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                                GENERAL AMERICAN CAPITAL COMPANY


                                       By:
-------------------------------------     ---------------------------------
Christopher A. Martin, Secretary           Richard A. Liddy, President



                                       CONNING ASSET MANAGEMENT
Attest:                                COMPANY


                                       By:
-------------------------------------     ---------------------------------
Paul W. Kopsky, Senior Vice President      James L. Lipscomb, President and
and Chief Financial Officer                Chief Executive Officer

                              APPENDIX B
                              ----------

                FORM OF INVESTMENT SUBADVISORY AGREEMENT
                              BY AND AMONG
                   GENERAL AMERICAN CAPITAL COMPANY,
                 CONNING ASSET MANAGEMENT COMPANY, AND
              STATE STREET RESEARCH & MANAGEMENT COMPANY


                    INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT made as of the       day of
                                                -----
                , 2000, by and among GENERAL AMERICAN CAPITAL COMPANY
----------------
(the "Company"), a Maryland corporation, CONNING ASSET MANAGEMENT COMPANY (the "Adviser"), a Missouri corporation that is registered as as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and STATE STREET RESEARCH & MANAGEMENT COMPANY (the "Subadviser"), a Delaware corporation that is registered as an investment adviser under the Advisers Act, as follows:

                    ARTICLE I - Advisory Services
                                -----------------

The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985. the Company has employed the Adviser to act as the investment adviser to and manager of the Company, and subject to the supervision of the Board of Directors of the Company (the "Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company (the "Funds") pursuant to an investment advisory
agreement dated                , 2000 (the "Advisory Agreement").
                ---------------
Pursuant to its authority under Article I B of the Advisory Agreement, the Adviser hereby employs the Subadviser to act as the investment subadviser and, subject to the supervision of the Board and the Adviser, to manage the day-to-day investment and reinvestment of the Funds listed on Exhibit A to this Subadvisory Agreement (as Exhibit A may be amended from time to time) (such Funds collectively referred to as the "Subadvised Funds").

The Subadviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser. The Subadviser shall, for purposes of this Subadvisory Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Subadvised Fund's investments, subject to the supervision of the Board and the Adviser.

A.   Duties of the Subadviser.  In carrying out its obligations to
     ------------------------
manage the investment and reinvestment of the Company's assets, the Subadviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

     (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Subadvised Fund as set forth in the Company's prospectus, as amended from time to time;

     (b) consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment strategy for each Subadvised Fund for approval, modification, or rejection by the Adviser and/or the Board;

     (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Adviser or the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other Company property, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

     (d) regularly report to the Adviser and/or the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the Subadvised Fund's assets; and

     (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that Funds that support variable insurance operations are being conducted in accordance with applicable laws and regulations.

B.   Employment of Other the Subadviser(s).  The Subadviser shall
     -------------------------------------
have the authority to employ, at its expense or otherwise, one or more subadvisers to provide any services to a Subadvised Fund, only upon the consent of the Adviser and any necessary approvals from the Board and shareholders of the Funds.

C.   Limitations on Advisory Services.  The Subadviser shall perform
     --------------------------------
the services under this Subadvisory Agreement subject to the supervision and review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Subadvised Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, the Company's Articles of Incorporation and By-Laws, each as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the applicable requirements of the Internal Revenue Code of 1986, as amended.

The Company or the Adviser has furnished or will furnish the Subadviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect, and each agrees during the continuance of the Subadvisory Agreement to furnish the Subadviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Subadviser will be entitled to rely on all documents furnished by the Company or the Adviser.


      ARTICLE II - Compensation by the Adviser of the Subadviser
                   ---------------------------------------------

A.   Investment Subadvisory Fee.  As compensation for its services to
     --------------------------
the Company, the Adviser shall pay the Subadviser the monthly compensation based on an annual percentage of the average daily value of the net assets of the Subadvised Funds as shown below:

      Asset Allocation Fund            0.50 percent         up to $500 million
                                       0.40 percent         $500 million to $1 billion
                                       0.35 percent         $1 billion and up

      Managed Equity Fund              0.40 Percent         up to $10 million
                                       0.30 Percent         $10 million up to $30 million
                                       0.25 Percent         $30 million and up
      Provided that effective January 6, 2002, the subadvisory fees shall be:
                                       0.40 percent         up to $250 million
                                       0.35 percent         $250 million to $750 million
                                       0.30 percent         $750 million and up

      Mid-Cap Equity Fund              0.45 percent         up to $20 million
                                       0.40 percent         $20 million to $750 million
                                       0.35 percent         $750 million and up
      Provided that effective January 6, 2002, the subadvisory fees shall be:
                                       0.45 percent         up to $250 million
                                       0.40 percent         $250 million to $750 million
                                       0.35 percent         $750 million and up

      Small-Cap Equity Fund            0.65 percent         up to $250 million
                                       0.60 percent         $250 million to $750 million
                                       0.55 percent         $750 million and up

B.   Allocation of Expenses.  The Subadviser shall be responsible for
     ----------------------
payment of all expenses it may incur in performing the services set forth in Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the Company's operations.

The Board shall determine the manner in which expenses are allocated to the Subadvised Funds, and the determination of the Board shall be final and binding.


            ARTICLE III - Fund Transactions and Brokerage
                          -------------------------------

The Subadviser agrees to determine the securities to be purchased or sold by each Subadvised Fund, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser or the Subadviser, as the case may be, subject to the following limitations.

The Subadviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Subadvised Fund and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

Subject to the above requirements, nothing shall prohibit The Subadviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

              ARTICLE IV - Activities of the Subadviser
                           ----------------------------

The Subadviser's services to the Company under this Subadvisory Agreement are not to be deemed exclusive, and the Subadviser will be free to render similar services to others so long as its services under this Subadvisory Agreement are not impaired. It is understood that the Company's directors, officers, employees and shareholders are or may become interested in the Subadviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Subadviser are or may become similarly interested in the Company.

It is agreed that the Subadviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Subadviser or its subsidiaries may use such information in managing their own accounts.

Conversely, such supplemental information obtained by the placement of business for the Subadviser or other entities advised by the Subadviser will be considered by and may be useful to the Subadviser in carrying out its obligations to the Company.

Securities held by a Subadvised Fund may also be held by separate investment accounts or other investment companies for which the Subadviser may act as an adviser or by the Subadviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Subadviser or its affiliates for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Subadvised Funds or other entities for which the Subadviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Subadviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Subadviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Subadvised Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Subadvised Funds with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Subadvised Fund.

        ARTICLE V - Effectiveness of the Subadvisory Agreement
                    ------------------------------------------

This Subadvisory Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Subadvisory Agreement or interested persons of any such party to this Subadvisory Agreement), and by the Company's shareholders, and this Subadvisory Agreement shall come into full force and effect on the date on which it is so approved, or such later date as the Board may determine, provided that it shall not become effective as to any subsequently created fund until it has been approved specifically for such fund by the Board and its shareholder(s), as required, and that implementation of any changes from prior Subadvisory Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

            ARTICLE VI - Term of the Subadvisory Agreement
                         ---------------------------------

As to each Subadvised Fund, this Subadvisory Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Subadvised Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company
Act) of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting such approval.

As to each Subadvised Fund, this Subadvisory Agreement:

     (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Subadviser either by the Board, the Adviser, or by a majority vote of those persons having voting rights in respect of the affected Subadvised Fund(s);

     (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Subadviser;

     (3) may be terminated by the Subadviser without payment of any penalty upon 60 days' written notice to the other parties; and

     (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Subadvisory Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Subadvised Fund(s) affected; and (b) a majority of those directors of the Company who are not parties to this Subadvisory Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.


                     ARTICLE VII - Recordkeeping
                                   -------------

The Subadviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Subadviser maintains for the Company as are required to be maintained pursuant to said rules. The Subadviser agrees that all such records shall be the property of the Company and shall be made available, within five (5) business days of the request, to the Company's accountants or auditors during regular business hours at the Subadviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Subadviser. In addition, Subadviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction. The Subadviser will keep any information obtained in the course of performing under this Subadvisory Agreement in confidence and will not use such information for its own benefit nor disclose it except as authorized by the Company or the Adviser or as required by regulatory authorities having jurisdiction.


              ARTICLE VIII - Liability of the Subadviser
                             ---------------------------

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Subadviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Subadviser or retained by it to perform or assist in the performance of its obligations under this Subadvisory Agreement), neither the Subadviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Subadvisory Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Subadviser pursuant to this Subadvisory Agreement.

                      ARTICLE IX - Governing Law
                                   -------------

While this Subadvisory Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Subadvisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with the Investment Company Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's capital stock, the term "majority of the outstanding voting shares" means the lesser of (i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares.

IN WITNESS WHEREOF, the parties have caused this Investment Subadvisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                                GENERAL AMERICAN CAPITAL COMPANY




                                       By:
-------------------------------------     ---------------------------------
Christopher A. Martin, Secretary           Richard A. Liddy, President



                                       CONNING ASSET MANAGEMENT
Attest:                                COMPANY



                                       By:
-------------------------------------     ---------------------------------
Paul W. Kopsky, Senior Vice President      James L. Lipscomb, President and
and Chief Financial Officer                Chief Executive Officer



Attest:                                STATE STREET RESEARCH & MANAGEMENT
                                       COMPANY



                                       By:
-------------------------------------     ---------------------------------
[Name, Title]                              [Name, Title]

                                        APPENDIX C
                                        ----------

                          DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER
                             OF CONNING ASSET MANAGEMENT COMPANY

                              Position with Conning Asset
Name and Address<F*>          Management Company                  Principal Occupation
----------------              ------------------                  --------------------
James L. Lipscomb             President, Chief Executive          President, Chief Executive
                              Officer, and Director               Officer, and Director of
                                                                  Conning Corporation; President
                                                                  and Chief Executive Officer of
                                                                  Conning, Inc.

John B. Clinton               Executive Vice President            Executive Vice President of
                                                                  Conning Corporation; Executive
                                                                  Vice President of Conning &
                                                                  Company

Michael D. McLellan           Executive Vice President            Executive Vice President of
                                                                  Conning Corporation; Director
                                                                  and President of Red Oak
                                                                  Realty and White Oak Realty
                                                                  Company; Director of Conning
                                                                  Mortgage Investment Trust,
                                                                  Inc.

Paul W. Kopsky                Senior Vice President, Chief        Senior Vice President, and
                              Financial Officer, and Director     Chief Financial Officer of
                                                                  Conning & Company; Senior Vice
                                                                  President and Chief Financial
                                                                  Officer of Conning
                                                                  Corporation; Senior Vice
                                                                  President, Chief Financial
                                                                  Officer, and Director of
                                                                  Conning Inc.; Treasurer and
                                                                  Controller of Conning Mortgage
                                                                  Investment Trust, Inc.

--------------------
<F*> The address of Messrs. McLellan and Kopsky is 700 Market Street,
St. Louis, MO 63101. The address of Messrs. Clinton and Lipscomb is CityPlace II, 185 Asylum St., Hartford, CT 06103.

                            APPENDIX D
                            ----------

            AGGREGATE AMOUNT OF INVESTMENT ADVISORY FEE
       PAID BY EACH FUND OF GENERAL AMERICAN CAPITAL COMPANY
                TO CONNING ASSET MANAGEMENT COMPANY
              DURING THE YEAR ENDED DECEMBER 31, 1999


            Money Market Fund                 $322,117
            Bond Index Fund                   $179,605
            Asset Allocation Fund             $671,598
            Managed Equity Fund               $177,638
            S&P 500 Index Fund              $1,969,064
            Mid-Cap Equity Fund                $45,950
            Small-Cap Equity Fund             $172,379
            International Index Fund           $56,947

                            APPENDIX E
                            ----------

              AGGREGATE AMOUNT OF COMPENSATION PAID BY
           EACH FUND OF GENERAL AMERICAN CAPITAL COMPANY
             TO GENERAL AMERICAN LIFE INSURANCE COMPANY
                UNDER MANAGEMENT SERVICES AGREEMENT
              DURING THE YEAR ENDED DECEMBER 31, 1999


            Money Market Fund                 $206,154
            Bond Index Fund                    $35,921
            Asset Allocation Fund             $134,320
            Managed Equity Fund                $61,055
            S&P 500 Index Fund                $393,813
            Mid-Cap Equity Fund                 $8,355
            Small-Cap Equity Fund              $34,476
            International Index Fund           $35,211

                                                APPENDIX F
                                                ----------

                               OTHER REGISTERED INVESTMENT COMPANY PORTFOLIOS,
       ADVISED OR SUBADVISED BY STATE STREET RESEARCH & MANAGEMENT COMPANY WITH INVESTMENT OBJECTIVES
                                     SIMILAR TO CAPITAL COMPANY'S FUNDS

Capital Company Fund       Name of Comparable Fund         Size of            State Street's Advisory Fee for
                        advised or subadvised by State   Comparable                 Comparable Fund<F*>
                               Street Research           Fund (as of
                                                           6/30/00)
Managed Equity Fund     State Street Research Argo       $112 million         0.65%
                        Fund<F+>

Asset Allocation Fund   State Street Research            $2.8 billion         0.35% of first $500 million;
                        Diversified Portfolio series                          0.30% of next $500 million;
                        of Metropolitan Series Fund,                          0.25% of amounts over $1 billion
                        Inc.<F**>

Mid-Cap Equity Fund     State Street Research Mid-Cap    $1.0 billion         0.75% of first $500 million;
                        Growth Fund                                           0.70% of next $500 million;
                                                                              0.65% of amounts over $1 billion

Small-Cap Equity Fund   State Street Research Aurora     $80811 million       0.85%
                        Fund

Small-Cap Equity Fund   Advantus Venture Fund<F**>       $33 million          0.65% of first $500 million;
                                                                              0.60% of next $500 million;
                                                                              0.50% of amounts over $1 billion<F***>

Small-Cap Equity Fund   Advantus Series Fund, Inc.<F**>  $16 million          0.65% of first $500 million;
                                                                              0.60% of next $500 million;
                                                                              0.50% of amounts over $1 billion<F***>


     <F*>   As a percentage of average net assets, annually.

     <F**>  State Street Research & Management Company serves as investment subadviser.

     <F***> Average net assets include all "small company value" assets subadvised by State Street Research & Management Company for Advantus Capital Management, Inc.

     <F+>   State Street Research has waived, reduced or otherwise
            agreed to reduce its compensation from the Fund.

                                        APPENDIX G
                                        ----------

                         BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT
                              OF THE SERIES OF SHARES ISSUED BY
                               GENERAL AMERICAN CAPITAL COMPANY
                        WITH RESPECT TO EACH FUND AS OF JUNE 30, 2000

Fund                    Name and Address<F*>      Number of Shares      Percentage of Series
----                    ----------------          ----------------      ---------------------
S&P 500 Index Fund      General American Life       12,742,354.316             100.00%
                        Insurance Company

Money Market Fund       General American Life        7,138,914.839              60.88%
                        Insurance Company
                        Security Equity Life         3,003,401.512              25.61%
                        Insurance Company
                        Cova Financial               1,584,095.509              13.51%
                        Services Life Insurance
                        Company

Bond Index Fund         General American Life        4,034,992.999             100.00%
                        Insurance Company

Managed Equity Fund     General American Life        1,643,652.148             100.00%
                        Insurance Company

Asset Allocation Fund   General American Life        2,660,296.516              81.72%
                        Insurance Company
                        RGA Reinsurance Company        594,909.578              18.28%

International           General American Life          559,172.510             100.00%
Index Fund              Insurance Company

Mid-Cap Equity Fund     General American Life          393,907.875             100.00%
                        Insurance Company

Small-Cap Equity Fund   General American Life        1,713,800.605             100.00%
                        Insurance Company

[FN]
<F*> Addresses:

     General American Life Insurance Company
     700 Market Street
     St. Louis, Missouri 63101

     Security Equity Life Insurance Company
     One Madison Avenue
     New York, New York 10010

     Cova Financial Services Life Insurance Company
     One Tower Lane Suite 3000
     Oakbrook Terrace, Illinois 60181-4644

     RGA Reinsurance Company
     1370 Timberlake Manor Parkway
     Chesterfield, Missouri 63017

GENERAL AMERICAN CAPITAL COMPANY  --   VOTING INSTRUCTIONS SOLICITED FOR
                                       A SPECIAL MEETING OF SHAREHOLDERS
                                       ON SEPTEMBER 19, 2000

Name of policy/contract holder
Address
City, ST  00000

Your policy or contract (no.         ) entitles you to give voting
                            ---------
instructions as to the following numbers of shares of General American Capital Company ("Capital Company"):

Money Market Fund      XXX.XXX       S&P 500 Index Fund          XXX.XXX
Bond Index Fund        XXX.XXX       Mid-Cap Equity Fund         XXX.XXX
Asset Allocation Fund  XXX.XXX       Small-Cap Equity Fund       XXX.XXX
Managed Equity Fund    XXX.XXX       International Index Fund    XXX.XXX

PLEASE COMPLETE, SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Please use blue or black ink or dark pencil; do not use red ink. Voting instruction forms must be received by
                    Insurance Company no later than Friday, September
--------------------
15, 2000 at 5:00 p.m. local time to be included in the tally of timely voting instructions.

I hereby instruct                        Insurance Company to vote the
                  ----------------------
shares of Capital Company as to which I am entitled to give instructions at a special meeting of the shareholders of Capital Company and at any adjournment thereof, (the "Meeting") to be held at the home office of GenAmerica Financial Corporation, located at 700 Market Street, St. Louis, Missouri 63101, on September 19, 2000 at 10:00 a.m. Central Time, in the manner directed below.

I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated August 9, 2000, which describes each of the proposals to be presented at the Meeting.

THE BOARD OF DIRECTORS OF CAPITAL COMPANY RECOMMENDS A VOTE "FOR" EACH PROPOSAL. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO
SPECIFICATION IS MADE AS TO ANY PROPOSAL, THIS INSTRUCTION WILL BE VOTED "FOR" THAT PROPOSAL.

----------------------------------------------------------------------------------------------
                          Proposal                              For       Against     Abstain
----------------------------------------------------------------------------------------------
1.    To elect Matthew P. McCauley as a member of Capital       / /         / /         / /
      Company's board of directors to serve for a three-year
      term, and until his successor is elected and qualified.

----------------------------------------------------------------------------------------------
2.    To approve or disapprove an investment advisory/
      subadvisory arrangement among Capital Company, Conning
      Asset Management Company, and State Street Research &
      Management Company on behalf of the following funds:

                     Managed Equity Fund                        / /         / /         / /
                     Asset Allocation Fund                      / /         / /         / /
                     Mid-Cap Equity Fund                        / /         / /         / /

----------------------------------------------------------------------------------------------
3.    To approve or disapprove a change in the investment
      objective and an investment advisory/subadvisory
      arrangement among Capital Company, Conning Asset          / /         / /         / /
      Management Company, and State Street Research &
      Management Company on behalf of the Small-Cap Equity
      Fund.
----------------------------------------------------------------------------------------------